Exhibit 99.1

Resonate Blends, Inc. Announces Q1 Launch For Its KOAN Cordials Product Line

The Company Adds Top California Cannabis Strategist Gaynell Rogers to Advisory Board

CALABASAS, Calif.—December 17, 2020 – Resonate Blends, Inc. (OTCQB:KOAN), a cannabis-based holding company (“Resonate” or “the Company”), today provides an update to shareholders on several topics relating to the launch of its first value-added Cannabis Brand with the industry’s first line of THC-based Koan Cordials.

Dear Shareholders,

We are pleased to announce we have begun the process of executing on the launch of our innovative Koan Cordials (www.koan.life), which will ship in first quarter of next year. KOAN® is the brand name for our first family of cannabis products targeting the Wellness Lifestyle market.

Our tagline is “Mastering the Art of Experience,” which is our goal across our entire line of products starting with our first 6 cannabis experience-based Cordial products. Cordials are uniquely formulated, single serving precisely targeted experiences that are directly ingested or mixed with a drink of your choice for use in social or private settings. We were always looking for a product like this, and we could never find it - so we made it.

Everything from ordering inventory, opening up distribution channels and final preparation for our marketing efforts are now underway. We believe value-added brands focused on experience targets represent the greatest market opportunity in the maturing cannabis market. Our mission is to demystify and normalize cannabis use through innovative products built around the healing powers of plant medicine. Cordials are the first in a family of products designed around our unique Resonate System—the heart of our product development process.

We are in early discussions to license our products in two other cannabis friendly states, and we hope to have further updates on this new potential revenue stream once we launch our Cordials in California.

The Company’s 506(c) Offering

The early success of our 506(c) offering has provided sufficient capital for our launch. We will continue to raise capital through our placement agent and plan to use additional offering proceeds to improve our balance sheet and provide growth capital.

Highlights Since our Last Update:

●	The Company has signed and announced definitive agreements with various partners to execute on our overall business strategy. Our partner Vertosa is expected to develop our unique formulations through its advanced nano-emulsification process, the Hive Laboratory is expected to assemble, package and distribute our products and Way To Blue is expected to actively market and deliver social media channels to the California market.

●	Our team is experienced and strong across all disciplines of the organization. We are pleased to announce Gaynell Rogers has joined Resonate on our Advisory Board responsible for strategic outreach with key influencers, creative distribution initiatives and fundraising opportunities through her extensive network. Gaynell is a pioneer in the California cannabis community. As a trusted, established source for major U.S. and international media networks, Gaynell has propelled numerous cannabis companies into the spotlight. She secured angel investment network The Arcview Group feature cover stories in Fortune, as well as instituted first national exposure for many of their new member brands including Medicine Man Technologies, New West Summit, Dixie, and Poseidon Asset Management. As head of Media Relations & Management for Harborside (California’s most noted cannabis retailer voted “best dispensary in the state”), she helped its visionary founder Steve DeAngelo gain national notice through first-time front page coverage in major dailies such as The New York Times and The Washington Post. Quality individuals create great organizations, and we are fortunate to have such a talented and extraordinary team.

●	We believe our product roadmap is set for the next three years. We anticipate introducing a new product segment every 6 to 8 months built around our proprietary Resonate System. Since we’ve already developed a Body of Knowledge around our Cordials, we can take this knowledge base and apply it to new products seamlessly without having to start from scratch. We believe that new revenue streams through product development and licensing may improve our financial health and enhance shareholder value.

●	We will soon announce our digital native marketing strategy and an e-commerce storefront. Home delivery of cannabis products is taking hold in California due to COVID and consumer preference. Adopting a digital native strategy from the outset is ideal for our target market and provides a marketing and sales infrastructure that we believe is easily portable to other legal states. To support launch and expansion, we have also targeted top-end dispensaries in California who specialize in Wellness Lifestyle products and education. Finally, we are receiving interest in preorders from our distributors, targeted dispensaries and a subscription service company.

●	In September, we retired our second Geneva Roth Remark note and paid down a significant amount of the FirstFire Global Opportunities Fund amortized payment note.

As always, we are grateful for our shareholders’ support and patience as we continue the process toward focusing our operations on revenue generation. We expect to be in contact shortly to provide further updates and insight into our operational progress.

Stay safe, stay healthy.

Geoff Selzer

Chairman & CEO Resonate Blends

This press release is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the company. Past performance is not indicative of future results. Investments may be speculative, illiquid and there is a risk of total loss. There is no guarantee that any specific outcome will be achieved.

About Resonate Blends, Inc. (OTCQB:KOAN)

Based in Calabasas, California, Resonate Blends, Inc. is a cannabis holding company centered on valued-added holistic Wellness and Lifestyle brands. The company strategy is to ignite future growth by building a purpose-driven portfolio of research organizations, innovative and emerging brands, and retail channels. The holding company’s focus is finding mutual value between product and consumer by optimizing quality, supply chain resources and financial performance. The Company offers a family of premium cannabis-based products of consistent quality based on unique formations calibrated to Resonate Blends effects system, the industry gold standard in user experience.

For more information: www.resonateblends.com

Safe Harbor Provision:

This document contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur. Potential risks and uncertainties include, but are not limited to, the risks described in Resonate Blends’ filings with the Securities and Exchange Commission. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and any document referred to in this press release.

Contact:

David Thielen

Chief Investment Officer/Director

Resonate Blends, Inc.

david@resonateblends.com

571-888-0009